UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 20, 2013

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(781) 894-9770

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 20, 2013, Steinway Musical Instruments, Inc. (the “Company”) entered into Amendment No. 1 to Rights Agreement between the Company and Continental Stock Transfer & Trust Company. The amendment provides certain changes to Section 1(b) of the Rights Agreement dated as of September 26, 2011, regarding the definition of the term “Acting in Concert.” A copy of the Amendment No. 1 to Rights Agreement is attached to this current report on Form 8-K as Exhibit 4.1, and is incorporated herein by reference.

Also on February 20, 2013, the Company entered into Amendment No.1 to Subscription Agreement between the Company and Samick Musical Instruments Co., Ltd. The amendment provides certain changes to the standstill provisions of Section 5.01 of the Subscription Agreement dated as November 5, 2009 (the “Standstill Provisions”). A copy of the Amendment No. 1 to Subscription Agreement is attached to this current report on Form 8-K as Exhibit 4.2, and is incorporated herein by reference.

The Rights Agreement and the Standstill Provisions are designed to assist the Company’s Board of Directors (the “Board”) in providing for the fair and equal treatment of the Company’s stockholders in connection with any initiative to acquire effective control of the Company. The original intent of these arrangements was not to prevent the Board from considering transactions it determined to be fair, advisable and in the best interests of all the Company’s stockholders. Having recently concluded that certain language in the Rights Agreement was more restrictive than necessary, the agreement has been amended to allow the Board appropriate discretion in such matters. In addition, the Standstill Provisions have been amended to clarify the Board’s discretion and to conform the aggregate holdings Samick Musical Instruments Co., Ltd. and its affiliates are allowed to own to the same 35% ownership threshold used in the Rights Agreement.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Amendment No. 1 to Rights Agreement dated February 20, 2013 between Steinway Musical Instruments, Inc. and Continental Stock Transfer & Trust Company.

4.2	Amendment No.1 to Subscription Agreement dated February 20, 2013 between Steinway Musical Instruments, Inc. and Samick Musical Instruments Co., Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 22, 2013	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Michael T. Sweeney

	Name:	Michael T. Sweeney
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 1 to Rights Agreement dated February 20, 2013 between Steinway Musical Instruments, Inc. and Continental Stock Transfer & Trust Company

4.2	Amendment No.1 to Subscription Agreement dated February 20, 2013 between Steinway Musical Instruments, Inc. and Samick Musical Instruments Co., Ltd.